EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bonso Electronics International, Inc., a British Virgin Islands international business company (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended March 31, 2005 (the "Form 20-F") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: September 23, 2005           /s/ George O'Leary
                                    -----------------------------
                                    George O'Leary
                                    President and Chief Executive Officer


Dated: September 23, 2005           /s/ Cathy Kit Teng Pang
                                    -----------------------------
                                    Cathy Kit Teng Pang
                                    Director of Finance